Provisions	12 Months Ended
Mar. 31, 2026
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Provisions
(17) Provisions
The components of and changes in provisions for the year ended March 31, 2026 are as follows:

	Yen (millions)
	Product warranties *1	EV-related losses *2	Other	Total
Balance as of April 1, 2025	¥858,103	¥52,199	¥145,413	¥1,055,715

Additional provisions	¥319,613	¥667,366	¥68,605	¥1,055,584
Write-offs	(354,596)	(82,954)	(48,734)	(486,284)
Reversal	(19,037)	—	(18,538)	(37,575)
Other	63,085	10,886	22,065	96,036

Balance as of March 31, 2026	¥867,168	¥647,497	¥168,811	¥1,683,476

Current liabilities and
non-current
liabilities of provisions as of March 31, 2025 and 2026 are as follows:

	Yen (millions)
	2025	2026
Current liabilities	¥388,441	¥948,252
Non-current liabilities	667,274	735,224

Total	¥1,055,715	¥1,683,476

Explanatory note:

*1
Honda recognizes provisions for product warranties to cover future product warranty expenses. Honda recognizes costs for general warranties on products Honda sells and for specific warranty programs, including product recalls.

(i) Honda recognizes general estimated warranty costs at the time products are sold to customers and estimates based on historical warranty claim experience with consideration given to the expected level of future warranty costs, including current sales trends, the expected number of units to be affected and the estimated average repair cost per unit for warranty claims.
(ii) Honda recognizes specific estimated warranty program costs as follows.
Honda accrues the provisions comprehensively for specific warranty programs of automobile products manufactured at our major production bases at the time of vehicle sales.
The estimated specific warranty costs are measured by the number of units sold over the past fiscal years and specific warranty cost per unit expected to be incurred (specific warranty cost per unit) after vehicle sales over their product life based on our historical experience. Expected specific warranty cost per unit is calculated based on the actual warranty costs incurred over specific range of past periods such as the average useful product life. This estimate is inherently uncertain as it is based on our historical experience as described above. Consequently, the actual specific warranty cost per unit may differ from the expected cost per unit and result in adjustments to the provisions in future reporting periods. The difference from estimated specific warranty cost per unit can be primarily driven by actual repair costs such as parts and labor.
In addition to the provisions comprehensively accrued, estimates of certain warranty program costs are individually made when it is deemed appropriate by considering its nature and magnitude of each program. Honda recognizes those provisions when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. The provisions are estimated based on the expected level of future warranty costs, including the expected number of units to be affected and the estimated repair cost per unit for warranty claims.
Honda also accrues the provisions individually for specific warranty programs of our products manufactured at our production bases other than major automobile production bases.
Provisions for (i) and (ii) product warranties are utilized for expenditures based on the demand from customers and dealers. A portion of the product warranties is expected to be reimbursed by agreement with suppliers. The amount of expected reimbursement is ¥116,067 million as of March 31, 2026.

*2
Due to an increase in quantitative materiality as of the year ended March 31, 2026, provisions for
EV-related
losses which had been included in “Other” as of the year ended March 31, 2025, are presented separately. Accordingly, the balance as of April 1, 2025 has been reclassified.

Provisions for EV-related losses consist of the following:
(i) Provisions for the onerous contract under an alliance agreement Provisions for the onerous contract as of April 1, 2025 and March 31, 2026, are ¥52,199 million and ¥
86,302
 million, respectively.
Honda has a long-term supply agreement for EV models jointly developed with an alliance partner. Provisions are recognized and measured as onerous contracts when the unavoidable costs of meeting the obligations under a contract exceed the economic benefits expected to be received under it. For the year ended March 31, 2026, Honda recognized additional provisions of ¥106,296 million for the onerous contract. This increase was primarily driven by a shift in the United States government policy, including the imposition of tariffs, the abolition of tax incentives for EV purchases, and the easing of emissions regulations, as well as a reduction in production volume, which resulted in decreased economic benefits and increased costs. Outflows of resources embodying economic benefits related to these onerous contracts are expected to occur within one year from March 31, 2026.

(ii) Provisions for losses or expenses arising from contracts entered into with other parties in relation to EV models
The ending balance of these provisions as of March 31, 2026 is ¥561,195 million.
Honda has entered into various agreements with alliance partners and other suppliers, including contracts for joint development of EV models, procurement of parts, and the supply of EV models. Certain of these contracts contain clauses that require compensation to be paid in the event that minimum purchase quantities are not met or purchase orders are canceled. In connection with these agreements, following the decisions made during the year ended March 31, 2026 to cancel the development and market launch of EV models planned for production in North America, as well as to discontinue production or reduce production volumes of EV models jointly developed under a certain alliance agreement, Honda had initiated discussions with certain alliance partners regarding compensation by March 31, 2026. Provisions are recognized for losses or expenses related to additional payments to suppliers arising from these agreements when it is probable that an outflow of resources embodying economic benefits will be required and when the amount can be reliably estimated. For the year ended March 31, 2026, Honda recognized additional provisions of ¥561,070 million. These provisions are measured taking into account the status of negotiations, and the timing of outflows of resources embodying economic benefits is subject to change depending on the progress of discussions with other parties and changes in circumstances.
For commitments with related parties associated with the compensation, see note 30.